SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|

Check the appropriate box:
|_|  Preliminary proxy statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-12

                          Indian Village Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)

                          Indian Village Bancorp, Inc.
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     N/A
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(2)  Aggregate number of securities to which transactions applies:
     N/A
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     N/A
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(4)  Proposed maximum aggregate value of transaction:
     N/A
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(5)  Total Fee paid:
     N/A
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     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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


                    [INDIAN VILLAGE BANCORP, INC. LETTERHEAD]

                                 October 3, 2003

Dear Stockholder:

         You are cordially invited to attend our annual meeting of stockholders. We will hold the meeting at the New Philadelphia branch office of Indian Village Community Bank, 635 West High Avenue, New Philadelphia, Ohio, on November 5, 2003 at 1:00 p.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on our operations. Our directors and officers will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                   Sincerely,

                                   Marty R. Lindon
                                   President and Chief Executive Officer

                          INDIAN VILLAGE BANCORP, INC.
                             100 SOUTH WALNUT STREET
                            GNADENHUTTEN, OHIO 44629
                                 (740) 254-4313

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         On November 5, 2003, we will hold our annual meeting of stockholders at the New Philadelphia branch office of Indian Village Community Bank, 635 West High Avenue, New Philadelphia, Ohio. The meeting will begin at 1:00 p.m., local time. At the meeting, stockholders will consider and act on the following:

         1. The election of two directors to serve for a term of three years;

         2. The ratification of the appointment of Crowe, Chizek and Company LLC as our independent auditors for the fiscal year ending June 30, 2004; and

         3.       Such other business that may properly come before the meeting.

         NOTE: Our Board of Directors is not aware of any other business to come before the meeting.

         Only stockholders of record at the close of business on September 12, 2003 are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            Michael A. Cochran
                                            Corporate Secretary

Gnadenhutten, Ohio
October 3, 2003

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                          INDIAN VILLAGE BANCORP, INC.

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                                 PROXY STATEMENT
--------------------------------------------------------------------------------

         We are furnishing this proxy statement to you in connection with the solicitation of proxies by our Board of Directors to be used at our annual meeting of stockholders. The annual meeting will be held at the New Philadelphia branch office of Indian Village Community Bank located at 635 West High Avenue, New Philadelphia, Ohio, on November 5, 2003 at 1:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed on or about October 3, 2003 to stockholders of record.

                           VOTING AND PROXY PROCEDURE

WHO CAN VOTE AT THE MEETING

         You are entitled to vote your shares of our common stock only if our records show that you held your shares as of the close of business on September 12, 2003. As of the close of business on September 12, 2003, a total of 389,879 shares of our common stock were outstanding. Each share of common stock has one vote. Our Articles of Incorporation provide that record holders of our common stock who beneficially own, either directly or indirectly, in excess of 10% of the outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

         If you are a beneficial owner of our common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

         The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Crowe, Chizek and Company LLC as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of Crowe, Chizek and Company LLC will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

VOTING BY PROXY

         We are sending this proxy statement to you for the purpose of requesting that you allow your shares of our common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR RATIFICATION OF CROWE, CHIZEK AND COMPANY LLC AS INDEPENDENT AUDITORS.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise our Corporate Secretary in writing before your common stock has been voted at the annual meeting, deliver a valid, later dated proxy, or attend the meeting and vote your shares in person. Your attendance at the annual meeting will not in itself revoke your proxy.

         If your common stock is held "in street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

PARTICIPANTS IN INDIAN VILLAGE COMMUNITY BANK'S ESOP AND 401(K) PLAN

         If you participate in the Indian Village Community Bank Employee Stock Ownership Plan (the "ESOP") or if you hold shares through the Indian Village Community Bank 401(k) Plan (the "401(k) Plan"), you will receive a vote authorization form for each plan that reflects all shares you may vote under each plan. Under the terms of the ESOP, 41,896 shares held by the ESOP are voted by the ESOP trustees, however, each ESOP participant may direct the trustees how to vote the shares of common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as shares for which the trustees have received voting instructions, subject to the exercise of the trustee's fiduciary duties. Under the terms of the 401(k) Plan, participants may direct the trustee of the Indian Village Bancorp, Inc. Stock Fund (the "Stock Fund") how to vote shares of common stock credited to their accounts in the 401(k) plan. The Stock Fund trustee will vote all shares for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions is October 29, 2003.

                                 STOCK OWNERSHIP

         The following table provides information as of September 12, 2003 about the persons that we know to be the beneficial owners of more than 5% of our outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                               PERCENT OF
NAME AND ADDRESS                            NUMBER OF         COMMON STOCK
                                           SHARES OWNED        OUTSTANDING
------------------------------             ------------       ------------

Indian Village Community Bank               41,896(1)             10.7%
Employee Stock Ownership Plan
100 South Walnut Street
Gnadenhutten, Ohio 44629

-------------------
(1) As of September 12, 2003, 11,467 shares had been allocated to participants' ESOP accounts. The ESOP trustees are Michael A. Cochran and Cindy S. Knisely. See "Voting and Proxy Procedure - Participants in Indian Village Community Bank's ESOP and 401(k) Plan" for a discussion of the ESOP's voting procedures.

         The following table provides information as of September 12, 2003 about the shares of common stock that may be considered to be beneficially owned by each director, each nominee for director and by all of our directors and executive officers as a group. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

           NAME                              NUMBER OF          NUMBER OF SHARES THAT MAY     PERCENT OF
                                           SHARES OWNED        BE ACQUIRED WITHIN 60 DAYS    COMMON STOCK
                                        (EXCLUDING OPTIONS)       BY EXERCISING OPTIONS     OUTSTANDING(1)
------------------------------------    -------------------    --------------------------   --------------
John A. Beitzel                              11,706(2)                2,480                      3.5%
Michael A. Cochran                           16,440(3)                  440                      4.2
Cindy S. Knisely                              8,040(4)                  440                      2.1
Joanne Limbach                                6,500                     880                      1.8
Marty R. Lindon                              16,873(5)                3,280                      5.0
Rebecca S. Mastin                            10,440                     440                      2.7
Vernon E. Mishler                            10,220                     660                      2.7
All directors and executive officers         86,862                  12,620                     24.7
  as a group (10 persons)

(1) Based on 389,879 shares of common stock outstanding and entitled to vote as of September 12, 2003, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.

(2) Includes 200 shares owned by Mr. Beitzel's spouse. Also includes 820 shares allocated to Mr. Beitzel under the ESOP for which Mr. Beitzel has voting power but not investment power. Also includes 686 shares allocated under the 401(k) Plan.

(3) Includes 5,000 shares owned by Mr. Cochran's spouse. Does not include 41,896 shares held by the ESOP, for which Mr. Cochran serves as a trustee. Does not include 6,120 shares held by the 401(k) Plan, for which Mr. Cochran serves as a trustee.

(4) Includes 100 shares owned by Ms. Knisely's daughter. Does not include 41,896 shares held by the ESOP, for which Ms. Knisely serves as a trustee. Does not include 6,120 shares held by the 401(k) Plan, for which Mr. Knisely serves as a trustee.

(5) Includes 500 shares owned by Mr. Lindon's daughter. Also includes 1,597 shares allocated to Mr. Lindon under the ESOP for which Mr. Lindon has voting power but not investment power. Also includes 4,276 shares allocated under the 401(k) Plan.

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

         Our Board of Directors consists of seven members. Five directors are independent and two are members of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors' nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are John A. Beitzel and Cindy S. Knisely, both of whom currently serve as our directors and as directors of Indian Village Community Bank.

         The Board of Directors intends that the proxies it solicits will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES.

         Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of June 30, 2003. The indicated period of service as a director includes the period of service as a director of Indian Village Community Bank.

                    BOARD NOMINEES FOR ELECTION OF DIRECTORS

         JOHN A. BEITZEL serves as our Vice Chairman of the Board and as Vice Chairman of the Board of Indian Village Community Bank. Mr. Beitzel has also served as Executive Vice President of Indian Village Community Bank since July 1999. He retired as the elected Tuscarawas County auditor in 1998. Age 55. Director since 1997.

         CINDY S. KNISELY, a certified public accountant, is the President of Knisely & Associates Accounting and Financial Services, Inc., a certified public accounting firm. Age 45. Director since 1997.

                         DIRECTORS CONTINUING IN OFFICE

THE FOLLOWING DIRECTORS HAVE TERMS ENDING IN 2004:

         JOANNE LIMBACH is the President of Limbach, Nolan and Dantonio, Inc. D/B/A Limbach and Associates, a state and local tax consulting firm located in Columbus, Ohio. Ms. Limbach served as Tax Commissioner for the State of Ohio from 1983 to 1991. Age 62. Director since 1997.

         MARTY R. LINDON has served as our President and Chief Executive Officer since March 1999 and as President and Chief Executive Officer of Indian Village Community Bank since December 1998. Before serving as President and Chief Executive Officer of Indian Village Community Bank, he served as its Vice President of Lending since 1993. Age 46. Director since 1998.

         VERNON E. MISHLER is a retired Ohio State Auditor and public accountant. Age 75. Director since 1989.

THE FOLLOWING DIRECTORS HAVE TERMS ENDING IN 2005:

         MICHAEL A. COCHRAN is an attorney in private practice. He is also Assistant Prosecuting Attorney for Tuscarawas County, Ohio. Mr. Cochran serves as our Corporate Secretary and as Corporate Secretary for Indian Village Community Bank. Age 53. Director since 1995.

         REBECCA S. MASTIN serves as our Chairperson of the Board and as Chairperson of the Board of Indian Village Community Bank. Ms. Mastin also owns Wendy's restaurant franchises. Age 50. Director since 1996.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         We conduct our business through meetings and activities of our Board of Directors and its committees. During the fiscal year ended June 30, 2003, our Board of Directors held twelve meetings and the Board of Directors of Indian Village Community Bank held twelve meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he or she served.

         The Audit Committee, consisting of Cindy S. Knisely, Rebecca S. Mastin and Vernon E. Mishler, receives and reviews all reports prepared by our independent auditors. This committee met four times during the fiscal year ended June 30, 2003.

         The Compensation Committee, consisting of Michael A. Cochran, Cindy S. Knisely, Joanne Limbach, Rebecca S. Mastin, and Vernon E. Mishler, reviews Indian Village Bancorp, Inc.'s and Indian Village Community Bank's officers and employees compensation and incentive awards. This committee met three times during the fiscal year ended June 30, 2003.

         The Nominating Committee, consisting of the full Board of Directors, selects annually management's nominees for election as directors. This committee met on August 1, 2003 to select management's nominees for election as directors at this annual meeting. Our Bylaws provide for shareholder nominations of directors. See "Stockholder Proposals and Nominations."

DIRECTORS' COMPENSATION

         Directors' Fees. Indian Village Community Bank pays a monthly fee of $1,000 to each independent director for service on its Board of Directors and any committees. We do not pay separate fees for service on our Board of Directors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following information is furnished for Marty R. Lindon. None of our executive officers nor any executive officer of Indian Village Community Bank received salary and bonus totaling $100,000 or more during the fiscal year ended June 30, 2003.

                                                            LONG-TERM
                                         ANNUAL           COMPENSATION
                                      COMPENSATION(1)        AWARDS
                                    ------------------    ------------
                                                          SECURITIES
NAME AND                  FISCAL    SALARY      BONUS     UNDERLYING       ALL OTHER
POSITION                   YEAR                           OPTIONS (#)    COMPENSATION
---------------------     ------    ------      -----     -----------    ------------
Marty R. Lindon            2003     $83,000    $6,982            --        $10,295(2)
  President and Chief      2002      73,296     5,469         8,200          8,650
  Executive Officer        2001      68,000    10,000            --          7,851


(1) Does not include the aggregate amount of perquisites and other personal benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.

(2) For 2003, includes a 401(k) Plan employer contributions of $5,794 and an ESOP allocation valued at $4,501 on December 31, 2002.

OPTION VALUE AT FISCAL YEAR END

         The following information is provided for Mr. Lindon as of June 30, 2003. Mr. Lindon was not granted and did not exercise any stock options during the year ended June 30, 2003.

                       NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                       UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                       OPTIONS AT FISCAL YEAR-END      AT FISCAL YEAR END ($)(1)
                       ---------------------------   ---------------------------
Name                   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------        -----------   -------------   -----------   -------------
Marty R. Lindon         1,640         6,560            $13,284          $53,136

(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on June 30, 2003 ($20.20 per share) less the option exercise price. Options are "in-the-money" if the market price of the shares covered by the options is greater than the exercise price.

EMPLOYMENT AGREEMENT

         We (including Indian Village Community Bank) have entered into a three-year employment agreement with Mr. Lindon. Under the employment agreement, Mr. Lindon's current annual salary is $83,000, which amount Indian Village Community Bank pays and may be increased at the discretion of the Board of Directors or an authorized committee of the Board.

On the first anniversary of the commencement date of the employment agreement and continuing on each anniversary date thereafter, the term may be extended for an additional year at the discretion of the Board. Mr. Lindon may terminate the agreement if he is assigned duties inconsistent with his initial position, duties, responsibilities and status. The agreement may also terminate upon the occurrence of certain events specified by federal regulations. If Mr. Lindon's employment is terminated without cause or upon his voluntary termination following the occurrence of an event described in the preceding sentence, we would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

         The employment agreement also provides for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of us or Indian Village Community Bank. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, after a change in control, Mr. Lindon is assigned duties inconsistent with his position, duties, responsibilities and status immediately before a change in control.

         The maximum present value of the severance benefits under the employment agreement is 2.99 times Mr. Lindon's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The employment agreement provides that the value of the maximum benefit may be distributed, at his election, in the form of a lump sum cash payment equal to 2.99 times his base amount or a combination of a cash payment and continued coverage under Indian Village Community Bank's health, life and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times his base amount.
Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of any excess parachute payments, and we would not be entitled to deduct the amount of such excess payments.

         The employment agreement restricts Mr. Lindon's right to compete against us for a period of one year from the date of termination of the agreement if he voluntarily terminates employment, except in the event of a change in control.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of any registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Our executive officers and directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports they file.

         Based solely on our review of copies of the reports we have received and written representations provided to us from the individuals required to file the reports, we believe that each of our executive officers, directors, and greater than 10% stockholders has complied with the applicable reporting requirements for transactions in our common stock during the fiscal year ended June 30, 2003 except that one report containing one transaction made by Martin L.

Merryman, a former executive officer, was not filed on a timely basis. This transaction was subsequently reported.

                          TRANSACTIONS WITH MANAGEMENT

LOANS AND EXTENSIONS OF CREDIT

         The recently enacted Sarbanes-Oxley Act generally prohibits us from lending money to our executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Indian Village Community Bank to its executive officers and directors in compliance with federal banking regulations.

         Federal regulations require that all loans or extensions of credit to our executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

OTHER TRANSACTIONS

         Michael A. Cochran performs legal services for us and Indian Village Community Bank. During the fiscal year ended June 30, 2003, we (including Indian Village Community Bank) paid a total of $6,352 in legal fees to Mr. Cochran, which included a retainer fee of $4,000. These amounts in total did not represent more than 5% of total legal fees that Mr. Cochran earned during the fiscal year ended June 30, 2003.

                                   PROPOSAL 2:
                      RATIFICATION OF INDEPENDENT AUDITORS

         Crowe Chizek and Company LLC was our independent auditors for the fiscal year ended June 30, 2003. Our Board of Directors has appointed Crowe, Chizek and Company LLC to be our independent auditors for the fiscal year ending June 30, 2004, subject to the ratification by stockholders. A representative from Crowe Chizek and Company LLC will not attend the meeting.

         If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Board of Directors may consider other independent auditors. OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

         The following table sets forth the fees billed to the Company for the fiscal year ending June 30, 2003 by Crowe, Chizek and Company LLC:

                 Audit fees.................................            $28,000

                 Financial information and systems design and
                 implementation fees........................            $     0

                 All other fees*............................            $29,420

                 * Includes fees for tax-related services and assistance with securities filings.

         The Audit Committee believes that the provision of non-audit services by Crowe, Chizek and Company LLC are compatible with maintaining Crowe, Chizek and Company LLC's independence.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of our Board of Directors is comprised of three non-employee directors. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market, Inc. The Audit Committee has not adopted a written charter for the Audit Committee.

         Our management is responsible for our internal control over financial reporting. The independent auditors are responsible for performing an independent audit of our consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principals. The Audit Committee oversees our internal control over financial reporting on behalf of the Board of Directors.

         In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

         In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from Indian Village Bancorp, Inc. and our management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

         The Audit Committee discussed with our independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal control over financial reporting, and the overall quality of our financial reporting process.

         In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of our financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the year ended June 30, 2003 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to shareholder ratification, our independent auditors for the fiscal year ended June 30, 2004.

                  THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                         OF INDIAN VILLAGE BANCORP, INC.

                         Rebecca S. Mastin, Chairperson
                                Cindy S. Knisely
                                Vernon E. Mishler

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

         We must receive proposals that stockholders seek to have included in the proxy statement for our next annual meeting no later than June 5, 2004. If next year's annual meeting is held on a date more than 30 calendar days from November 5, 2004, we must receive a stockholder proposal by a reasonable time before we begin to print and mail the proxy solicitation materials for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         Our Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver written notice of such nominations and/or proposals to the Corporate Secretary not less than 60 days nor more than 90 days before the date of the annual meeting; provided that if less than 71 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such written notice must be delivered not later than the close of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. The shareholder's notice of nomination must contain all information relating to the nominee as required by our Bylaws. You may obtain a copy of the Bylaws by writing to Michael A. Cochran, our Corporate Secretary.

                                  MISCELLANEOUS

         We will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. In addition to soliciting proxies by mail, directors, our officers, directors and regular employees may solicit proxies personally or by telephone without receiving additional compensation.

         Our Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on September 12, 2003. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to our Corporate Secretary. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

         A COPY OF OUR FORM 10-KSB (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED JUNE 30, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ALL PERSONS WHO WERE STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 12, 2003 UPON WRITTEN REQUEST TO MICHAEL A. COCHRAN, CORPORATE SECRETARY, INDIAN VILLAGE BANCORP, INC., P.O. BOX 830, GNADENHUTTEN, OHIO 44629.

         If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            Michael A. Cochran
                                            Corporate Secretary

October 3, 2003

                                 REVOCABLE PROXY

                          INDIAN VILLAGE BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 5, 2003

         The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Indian Village Bancorp, Inc. (the "Company"), consisting of John A. Beitzel, Cindy S. Knisely, Joanne Limbach, Marty R. Lindon, Vernon E. Mishler, Michael A. Cochran and Rebecca S. Mastin, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the New Philadelphia branch office of Indian Village Community Bank, 635 West High Street, New Philadelphia, Ohio, on November 5, 2003, at 1:00 p.m., local time, and at any and all adjournments of the meeting, as follows:

         1. The election as directors of all nominees listed (except as marked to the contrary below).

                  John A. Beitzel           Cindy S. Knisely

                  VOTE              VOTE                  FOR ALL
                  FOR               WITHHELD              EXCEPT
                  ---               --------              ------
                  |_|                  |_|                   |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

-------------------------------------------------------------------------------

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending June 30, 2004.

                  FOR              AGAINST              ABSTAIN
                  ---              -------              -------
                  |_|                 |_|                  |_|


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE LISTED PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

         The above-signed acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting and an Annual Report to Stockholders.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.

                                       Dated:__________________ ___, 2003

                                       --------------------------------
                                       STOCKHOLDER SIGNATURE


                                       --------------------------------
                                       CO-HOLDER (IF ANY) SIGNATURE


         PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

INTERNET AND TELEPHONE VOTING INSTRUCTIONS

YOU CAN VOTE BY TELEPHONE OR INTERNET! AVAILABLE 24 HOURS A DAY 7 DAYS A WEEK! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

TO VOTE USING THE TELEPHONE                          TO VOTE USING INTERNET
(WITHIN U.S. AND CANADA)

Call toll-free 1-888-628-0202 in the United      Go to the following web site:
States or Canada any time on a touch tone        www.computershare.com/us/proxy
telephone. There is NO CHARGE to you for         Enter the information requested
the call. Follow the simple recorded             and follow the simple
instructions.                                    instructions.

  IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL BACK PROXY CARD.

Name:
Shares:

                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that the ESOP trustees, are the holders of record and custodian of all shares of Indian Village Bancorp, Inc. (the "Company") common stock allocated to me under the Indian Village Community Bank Employee Stock Ownership Plan and Trust. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on November 5, 2003.

         Accordingly, you are to vote my shares as follows:

1. The election as directors of all nominees listed (except as marked to the contrary below).

                  John A. Beitzel                    Cindy S. Knisely

                  VOTE              VOTE                FOR ALL
                  FOR               WITHHELD             EXCEPT
                  ---               --------             ------

                  |_|                  |_|                 |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending June 30, 2004.

                  FOR             AGAINST            ABSTAIN
                  ---             -------            -------

                  |_|              |_|                 |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         The ESOP Trustees are hereby authorized to vote any shares allocated to me in their trust capacity as indicated above.

-----------------------------                    -------------------------------
           Date                                               Signature

         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY BY OCTOBER 29, 2003 IN THE ENCLOSED POSTAGE-PAID ENVELOPE

Name:
Shares:

                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that the Employer Stock Fund Trustee, is the holder of record and custodian of all shares of Indian Village Bancorp, Inc. (the "Company") common stock credited to my account under the Indian Village Community Bank 401(k) Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on November 5, 2003.

         Accordingly, you are to vote my shares as follows:

1. The election as directors of all nominees listed (except as marked to the contrary below).

                  John A. Beitzel                    Cindy S. Knisely

                  VOTE                VOTE                       FOR ALL
                  FOR                 WITHHELD                   EXCEPT
                  ---                 --------                   ------

                  |_|                  |_|                       |_|


INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending June 30, 2004.

                  FOR               AGAINST                    ABSTAIN
                  ---               -------                    -------

                  |_|                  |_|                        |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         The Employer Stock Fund Trustee is hereby authorized to vote any shares credited to me in its trust capacity as indicated above.

-----------------------------                    -------------------------------
           Date                                             Signature

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY BY OCTOBER 29, 2003 IN THE ENCLOSED POSTAGE-PAID ENVELOPE